Filed Pursuant to 497(a)

File No. 333-216344

Rule 482ad

Saratoga Investment Corp. Announces Completion of Public Offering of 1,150,000 Shares of Common Stock

NEW YORK, NY (July 13, 2018) – Saratoga Investment Corp. (the “Company”) (NYSE: SAR) today announced that it completed a public offering of 1,150,000 shares of common stock. The public offering price was set at $25.00 per share and net proceeds from the offering, after deducting underwriting discounts and estimated offering expenses payable by the Company, are expected to be approximately $27.2 million. The Company also granted the underwriters a 30-day option to purchase up to an additional 172,500 shares of its common stock.

The Company intends to use substantially all of the net proceeds of this public offering to make investments in middle-market companies in accordance with its investment objective and strategies and for general corporate purposes. The Company may also use a portion of the net proceeds to reduce its outstanding borrowings.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS), acted as the lead book-running manager. BB&T Capital Markets, a division of BB&T Securities, LLC, B. Riley FBR, Inc., Compass Point and Janney Montgomery Scott LLC acted as joint book-running managers, and National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NasdaqCM:NHLD), and Maxim Group LLC acted as co-managers for the offering. Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This offering was made pursuant to an effective shelf registration statement on Form N-2 that has been filed with the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Avenue, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); BB&T Capital Markets at 901 East Byrd Street, 3rd Floor, Richmond, VA 23219 Attn: Syndicate Dept. or via email request: prospectusrequests@bbandtcm.com; B. Riley FBR, Inc., 1300 North 17th Street, Suite 1400, Arlington, VA 22209 or via email request at prospectuses@brileyfbr.com; Compass Point Research & Trading, LLC 1055 Thomas Jefferson Street NW, Suite 303 Washington, D.C. 20007, or email at syndicate@compasspointllc.com; Janney Montgomery Scott LLC, Attn: Syndicate Department, 1717 Arch Street, Philadelphia, PA 19103, or by emailing prospectus@janney.com. The prospectus supplement and the accompanying prospectus contains a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by privately owned U.S. middle-market businesses, which the Company defines as companies having annual EBITDA (earnings before interest, taxes, depreciation and amortization) of between $2 million and $50 million, both through direct lending and through participation in loan syndicates. Saratoga Investment Corp.’s objective is to generate current income and, to a lesser extent, capital appreciation from our investments. Saratoga Investment Corp. has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 and is externally-managed by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm. Within the BDC, Saratoga Investment Corporation manages both an SBIC-licensed subsidiary and a Collateralized Loan Obligation (CLO) fund. The Company believes these diverse funding sources, combined with a permanent capital base, enable Saratoga Investment Corp. to offer a broad range of financing solutions.

Forward Looking Statements

Statements included herein may contain “forward-looking statements”. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

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